UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

Washington, D.C. 20549

FORM 8-K

CURRENT REPORT

PURSUANT TO SECTION 13 OR 15(d) OF THE

SECURITIES EXCHANGE ACT OF 1934

Date of Report (Date of earliest event reported): August 24, 2011

CONSOL Energy Inc.

(Exact name of registrant as specified in its charter)

Delaware	001-14901	51-0337383
(State or other jurisdiction of incorporation)	(Commission File Number)	(IRS Employer Identification No.)

CNX Center

1000 CONSOL Energy Drive

Canonsburg, Pennsylvania 15317

(Address of principal executive offices)

(Zip code)

Registrant’s telephone number, including area code:

(724) 485-4000

Not applicable

(Former name or former address, if changed since last report)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions (see General Instruction A.2. below):

☐	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Item 1.01	Entry into a Material Definitive Agreement.

On August 24, 2011, CONSOL Energy Inc. (the “Company”) and certain of its subsidiaries (the “Subsidiary Guarantors”) entered into (i) the Supplemental Indenture No. 3 among the Company, the Subsidiary Guarantors signatory thereto and The Bank of Nova Scotia Trust Company of New York, as trustee (the “Trustee”), to the Indenture, dated as of April 1, 2010, by and among the Company, the Subsidiary Guarantors signatory thereto and the Trustee (as amended and supplemented, the “2017 Indenture”), relating to the Company’s 8.00% Senior Notes due 2017; (ii) Supplemental Indenture No. 3 among the Company, the Subsidiary Guarantors signatory thereto and the Trustee to the Indenture, dated as of April 1, 2010, by and among the Company, the Subsidiary Guarantors signatory thereto and the Trustee (as amended and supplemented, the “2020 Indenture”), relating to the Company’s 8.250% Senior Notes due 2020; and (iii) Supplemental Indenture No. 1 among the Company, the Subsidiary Guarantors signatory thereto and the Trustee to the Indenture, dated as of March 9, 2011, by and among the Company, the Subsidiary Guarantors signatory thereto and the Trustee (the “2021 Indenture”), relating to the Company’s 6.375% Senior Notes due 2021. The 2017 Indenture, the 2020 Indenture and the 2021 Indenture are hereinafter referred to collectively as the “Indentures” and the Supplemental Indenture No. 3 to the 2017 Indenture, the Supplemental Indenture No. 3 to the 2020 Indenture and the Supplemental Indenture No. 1 to the 2021 Indenture are hereinafter referred to collectively as the “Supplemental Indentures.” All capitalized terms used herein but not defined herein have the meaning ascribed to them in the Indentures.

The purpose of each of the Supplemental Indentures is to modify and clarify the definition of “Asset Dispositions” included in Section 1.01 of each of the Indentures.

The description set forth above is not complete and is subject to and qualified in its entirety by reference to the complete text of the Supplemental Indentures, copies of which are filed herewith as exhibits to this Current Report on Form 8-K, and the terms of which are incorporated by reference.

Item 8.01	Other Events.

On August 24, 2011, the Company issued a press release announcing the results of the previously announced consent solicitation with respect to the 2017 Notes, the 2020 Notes and the 2021 Notes. A copy of the press release is attached as Exhibit 99.1 to this Current Report on Form 8-K and incorporated herein by reference.

Item 9.01	Financial Statements and Exhibits.

(d)	Exhibits

Exhibit Number	Description of Exhibit

Exhibit 4.1	Supplemental Indenture No. 3 dated as of August 24, 2011 to Indenture dated as of April 1, 2010 among CONSOL Energy Inc., certain subsidiaries of CONSOL Energy Inc. and The Bank of Nova Scotia Trust Company of New York, as trustee, with respect to the 8.00% Senior Notes due 2017.

Exhibit 4.2	Supplemental Indenture No. 3 dated as of August 24, 2011 to Indenture dated as of April 1, 2010 among CONSOL Energy Inc., certain subsidiaries of CONSOL Energy Inc. and The Bank of Nova Scotia Trust Company of New York, as trustee, with respect to the 8.250% Senior Notes due 2020.

Exhibit 4.3	Supplemental Indenture No. 1 dated as of August 24, 2011 to Indenture dated as of March 9, 2011 among CONSOL Energy Inc., certain subsidiaries of CONSOL Energy Inc. and The Bank of Nova Scotia Trust Company of New York, as trustee, with respect to the 6.375% Senior Notes due 2021.

Exhibit 99.1	Press Release of CONSOL Energy Inc. dated August 24, 2011.

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

CONSOL ENERGY INC.

By:	/s/ P. Jerome Richey
P. Jerome Richey
Executive Vice President - Corporate Affairs and Chief Legal Officer

Dated: August 29, 2011